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                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the

                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, for Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant
     to Rule 14a-11(c) or Rule 14a-12

                           Ophthalmic Imaging Systems
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]      No fee required.

         [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:



         (2)      Aggregate number of securities to which transaction applies:



         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

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         [_]      Fee paid previously with preliminary materials.

         [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
--------------------------------------------------------------------------------

         (1) Amount Previously Paid:

--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

         (3) Filing Party:

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         (4) Date Filed:

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

                           OPHTHALMIC IMAGING SYSTEMS
                            221 LATHROP WAY, SUITE I
                          SACRAMENTO, CALIFORNIA 95815

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 12, 2005

                    ----------------------------------------

         NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Shareholders (the "Meeting") of OPHTHALMIC IMAGING SYSTEMS, a California corporation (the "Company"), will be held at the principal executive offices of the Company located at 221 Lathrop Way, Suite I, Sacramento, California 95815, on Monday, December 12, 2005, 10:30 a.m., to consider and act upon the following:

         1. the election of five (5) individuals to serve as the Board of Directors of the Company until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

         2. the ratification of the Board of Directors' selection of Perry-Smith LLP to be the independent registered public accountants with respect to the audit of the Company's financial statements for the fiscal year ending December 31, 2005;

         3.       the approval of the Company's 2005 stock option plan; and

         4. the transaction of such other business as may properly come before the Meeting or any adjournments thereof.

         Only shareholders of record of the Common Stock, no par value, of the Company at the close of business on November 1, 2005 are entitled to receive notice of and to attend the Meeting. If you do not expect to be present, you are requested to fill in, date and sign the enclosed Proxy, which is solicited by the Board of Directors of the Company, and to mail it promptly in the enclosed envelope. In the event you decide to attend the Meeting in person, you may, if you desire, revoke your Proxy and vote your shares in person.

Dated:  November 10, 2005

                                        By Order of the Board of Directors

                                        Ariel Shenhar
                                        Secretary

                                    IMPORTANT

THE RETURN OF YOUR SIGNED PROXY AS PROMPTLY AS POSSIBLE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING. NO POSTAGE IS REQUIRED IF THE PROXY IS RETURNED IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE AND MAILED IN THE UNITED STATES.

                           OPHTHALMIC IMAGING SYSTEMS
                            221 LATHROP WAY, SUITE I
                          SACRAMENTO, CALIFORNIA 95815

                    ----------------------------------------


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 12, 2005

                    ----------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ophthalmic Imaging Systems, a California corporation (the "Company"), to be voted at the Annual Meeting of Shareholders of the Company (the "Meeting") which will be held at the principal executive offices of the Company, 221 Lathrop Way, Suite I, Sacramento, California 95815 on Monday, December 12, 2005 at 10:30 a.m., local time, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to shareholders is November 10, 2005.

         A Proxy, in the accompanying form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted in favor of the proposals and in accordance with the judgment of the person or persons voting the proxies on any other matter that may be brought before the Meeting. The Company is not aware of any matter to be presented at the Meeting other than those matters described herein. If, however, any other matters are properly brought before the Meeting for consideration, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment. Each such Proxy granted may be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy. The cost of soliciting proxies will be borne by the Company. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the Company, or anyone acting on their behalf, by mail, telephone, telegram or personal interview.

                                VOTING SECURITIES

         Shareholders of record as of the close of business on November 1, 2005 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date, there were 15,382,570 outstanding shares of Common Stock, no par value. Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.

                                VOTING PROCEDURES

         Generally, each share of Common Stock outstanding on the Record Date entitles the record holder thereof to cast one vote with respect to each matter to be voted upon. In the election of directors however, every shareholder entitled to vote in such election, or his or her proxy, may cumulate such shareholder's votes. Each shareholder or proxy cumulating votes will have a total number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock held by such shareholder, and all such votes can be cast in favor of one candidate or distributed in any manner desired by the shareholder among as many candidates as the shareholder may select, provided that the votes may not be cast for more than five (5) candidates (a number equal to the total number of directors seats to be filled). No shareholder or proxy will be entitled to cumulate votes for a candidate unless such candidate's name has been placed into nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to voting, of the shareholder's intention to cumulate votes. If any shareholder provides such notice, all shareholders may cumulate their votes for candidates in nomination.

         Assuming the presence of a quorum, the five (5) nominees receiving the highest number of affirmative votes cast by holders of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote at the Meeting shall be elected as directors. In connection with the election of directors, votes may be cast in favor of or withheld from each nominee. Votes withheld from director nominees will be counted in determining whether a quorum has been reached. However, since directors are elected by the highest number of votes received, a vote against a director and votes withheld from a nominee or nominees will not affect the outcome of the election and will be excluded entirely from the vote.

         In order to take action on a matter submitted to shareholders at a meeting where a quorum is present (other than the election of directors), the affirmative vote of a majority of the "Votes Cast" (as defined below) is required for approval, unless the Company's Articles of Incorporation or state law requires a greater number of votes. For purposes herein "Votes Cast" are the shares of Common Stock represented and voting in person or by proxy at the Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum. Votes that are cast against a proposal will be counted for purposes of determining (i) the presence or absence of a quorum, and (ii) the total number of Votes Cast with respect to the proposal. While there is no definitive statutory provision or case law in California with respect to the proper treatment of abstentions, the Company believes that an abstention with respect to any proposal coming before the Meeting should be counted as present for purposes of determining the existence of a quorum and the total number of Votes Cast at the Meeting with respect to a proposal. Since shareholder approval of a proposed action requires the affirmative vote of the Votes Cast, abstentions will have the same effect as a vote against the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. The approval of the ratification of the Board of Directors' selection of Perry-Smith LLP to be the independent registered public accountants with respect to the audit of the Company's financial statements for the fiscal year ending December 31, 2005, requires the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy, at the Meeting, provided a quorum exists.

         In the event of a broker non-vote with respect to any matter coming before the Meeting, the proxy will be counted as present for determining the presence of a quorum but will not be counted as a Vote Cast on any matter. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.

         The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of November 1, 2005 certain information regarding the ownership of voting securities of the Company by each shareholder known to the management of the Company to be (i) the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) the directors during the last fiscal year and nominees for director of the Company, and (iii) all executive officers and directors as a group. Unless otherwise noted, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares. Unless otherwise noted, the address of each beneficial owner named below is the Company's corporate address.

          Name and Principal Position            Amount and Nature of Beneficial Owner         Percent of Class
          ---------------------------            -------------------------------------         ----------------
MediVision Medical Imaging Ltd.
P.O. Box 45, Industrial Park
Yokneam Elit                                                        10,730,851(1)                70.0%
20692 Israel

Gil Allon, Director and Chief Executive Officer
                                                                       390,000(2)(3)              2.5%

Ariel Shenhar, Director, Chief Financial
Officer and Secretary                                                  225,000(2)                 1.5%

Michael Benoff, Director                                                13,333(2)                   *

Yigal Berman, Director                                                       0                      *

Merle Symes, Director                                                        0                      *

Directors and Officers as a group
(total of 5 persons)                                                   628,333(2)                 3.9%
------------------------------------
*        Represents less than 1%


(1) Includes 3,550,000 shares pledged as security on a $1,000,000 promissory note payable to us and to secure the lien granted to United Mizrahi Bank.
(2) Represents shares subject to stock options exercisable within 60 days from November 1, 2005.
(3) Includes indirect beneficial ownership by spouse of stock options to purchase 40,000 shares.

                        ACTION TO BE TAKEN AT THE MEETING

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         At the Meeting, five (5) directors are to be elected to serve until the next Annual Meeting of Shareholders and until their successors shall be duly elected and qualified. The number of nominees was determined by the Board of Directors pursuant to the Company's By-Laws. Unless otherwise specified, all proxies will be voted in favor of the five (5) nominees listed below as directors of the Company.

         All of the nominees, with the exception of Merle Symes who was appointed to the Board in July 2005, were elected as directors at last year's annual meeting and their terms expire at the Meeting.

         The Board of Directors has no reason to expect that any of the nominees will be unable to stand for election at the date of the Meeting. In the event that a vacancy among the original nominees occurs prior to the Meeting, the proxies will be voted for a substitute nominee or nominees named by the Board of Directors and for the remaining nominees.

         Our director nominees and executive officers are as set forth in the table below:

Name                     Age                 Position
Gil Allon                44                  Director, Chief Executive Officer
Ariel Shenhar            40                  Director, Chief Financial Officer
                                             and Secretary

Merle Symes              54                  Director
Michael Benoff           51                  Director
Yigal Berman             56                  Director


         Gil Allon has served as a member of our Board of Directors since August 2000 and has served as our Chief Executive Officer since January 2002. Mr. Allon has acted in the capacity of our Chief Executive Officer since August 2000. Mr. Allon is also a member of the Compensation, Option and Nomination Committees of our Board of Directors. Mr. Allon has served as the Vice President and Chief Operating Officer of MediVision from June 1993 until August 2000. Mr. Allon also served as a member of the Board of Directors of MediVision since MediVision's inception in June 1993 through December 2004. Mr. Allon received his B.A. and M.Sc. in Computer Science, both with distinction, from the Technion Israel Institute of Technology in Haifa, Israel in May 1987 and December 1989, respectively, and his M.B.A. with distinction in Business Management from the University of Haifa in September 1999.

         Ariel Shenhar has served as a member of our Board of Directors since August 2000, has served as our Vice President and Chief Financial Officer since July 2002 and has served as our Secretary since August 2002. Mr. Shenhar has also served as a member of the Board of Directors of MediVision from August 1994 through December 31, 2004 and as its Vice President and Chief Financial Officer from January 1997 until May 2005. Mr. Shenhar served as a member of the Board of Directors of Fidelity Gold Real Estate Markets Ltd., an Israeli public company engaged in real estate, from 1994 to 1998, as an accountant at Nissan Caspi & Co. Certified Public Accountants in Jerusalem, Israel in 1996, and at Witkowski &Co. Certified Public Accountants in Tel Aviv, Israel from 1994 to 1995. Mr. Shenhar received his B.A. in Economics and Accounting in June 1992 and his M.B.A. in Finance, with distinction, in June 1999 both from the Hebrew University in Jerusalem, Israel, and has been a Certified Public Accountant since January 1997.

         Yigal Berman has served as a member of our Board of Directors since January 2005. Mr. Berman was appointed as Chairman of the Board of Directors in January 2005 as well as Chairman of each of the Audit, Compensation, Option and Nomination Committees of our Board of Directors. Yigal Berman has also served as a member of the Board of Directors of MediVision from July 1996 through December 2004. In addition, since 1991, Mr. Berman has served as Vice President of Finance and Secretary of Intergamma Investment Ltd. Since 1989, Mr. Berman has served as a member of the Board of Directors of Delta Trading, the majority shareholder of MediVision. Mr. Berman received his B.A. in Economics and his M.B.A. in Business Management from the Tel Aviv University in Israel in April 1974 and December 1976 respectively.

         Michael Benoff has served as a member of our Board of Directors since July 2004. Mr. Benoff was appointed to the Board of Directors in July 2004 as an independent director. Mr. Benoff has been a private investor retired from active business since 1999. Mr. Benoff was also appointed to the Audit, Compensation, Nominating and Option Committees of our Board of Directors during 2004. .From 1987 until 1999, he served in several senior financial management positions, most recently as Executive Vice President and Chief Financial Officer of the Money Store Inc. Prior to this he held a position of Vice President of Investment Banking at Matthew & Wright, Inc. Mr. Benoff graduated from Princeton University, Magna cum Laude, with a Bachelor of Arts in Politics. He was also a member of the Phi Beta Kappa Society.

         Merle Symes has served as a member of our Board of Directors since July 2005. Mr. Symes was appointed to the Board of Directors in July 2005 as an independent director. Mr. Symes is the President and Founder of The Provenance Group, LLC, a firm specializing in corporate strategy and innovation, entrepreneurial ventures, M&A, and technology transfer, which he founded in 2002. Prior thereto, from 1997 to 2002 he was Vice President External Technology and Director of Corporate Development in the Surgical Division at Bausch & Lomb, Inc. Mr. Symes received his B.S. in Chemical Engineering in 1973 from South Dakota School of Mines and Technology and his M.B.A., in Finance, in 1979 from the Wharton School of the University of Pennsylvania.

CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

         The Board of Directors is responsible for the management of the Company. During the fiscal year ended December 31, 2004, the Board of Directors held eleven (11) meetings and acted by written consent on three (3) occasions. The Board has established audit, nominating, option and compensation committees.

SHAREHOLDERS COMMUNICATIONS

         The Board will give appropriate attention to written communications that are submitted by shareholders, and will respond if and as appropriate. Absent unusual circumstances, the Chairman of the Board is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the other directors.

         Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that are important for the directors to know. Shareholders who wish to send communications on any topic to the Board should address such communications in care of Company's Secretary, Ariel Shenhar, at 221 Lathrop Way, Suite I, Sacramento, California, 95815.

         The functions of the Audit Committee (the "Committee") include the nomination of independent auditors for appointment by the Board; meeting with the independent auditors to review and approve the scope of their audit engagement; meeting with our financial management and the independent auditors to review matters relating to internal accounting controls, our accounting practices and procedures and other matters relating to our financial condition; and to report to the Board periodically with respect to such matters. The Committee does not have a written charter. The Committee currently consists of Michael Benoff, Yigal Berman and Merle Symes. The latter two were appointed in 2005. The Audit Committee is composed of independent directors. The Committee held four (4) meetings during 2004.

         The function of the Nominating Committee is to nominate directors to the Board of Directors. The Nominating Committee currently consists of Gil Allon, Michael Benoff and Yigal Berman. The Nominating Committee held no meetings during 2004. The Nominating Committee does not have a written charter. The duties and responsibilities of the Nominating Committee include overseeing the Board evaluation process including conducting periodic evaluations of the performance of the Board as a whole, reviewing the composition and size of the Board and determining the criteria for Board membership, evaluating the performance of Board members eligible for re-election and recommending the Director nominees for election to the Board by the shareholders at the annual meeting of shareholders, identifying, considering and recommending candidates to fill new positions or vacancies on the Board, and reviewing any candidates recommended by shareholders in accordance with the bylaws (in performing these duties, the Nominating Committee shall have the authority to retain and terminate any search firm to be used to identify Board candidates and shall have authority to approve the search firm's fees and other retention terms), evaluating director compensation, consulting with outside consultants, as appropriate, and making recommendations to the Board regarding director compensation, and making recommendations for continuing education of Board members.

         The rules of the SEC require that the Company, because it is not listed on any national securities exchange, must choose a definition of director "independence" for purposes of determining which directors are independent. The Company has chosen to follow the definition of independence as determined by The Nasdaq National Market. Pursuant to NASDAQ's definition, all of the members of the Nominating Committee, except for Gil Allon are considered independent. The Board has determined that despite the fact that Gil Allon is not considered independent for this purpose, he nonetheless is an important addition to the Nominating Committee by virtue of his experience and qualifications.

         The process followed by the Nominating Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meeting from time to time to evaluate biographical information and background material relating to potential candidates, and interviewing selected candidates by committee members.

           In deciding whether to include a candidate in the Board's slate of recommended director nominees, the Nominating Committee will look at criteria including the candidate's integrity, business acumen, knowledge of the Company's business and industry, experience, independence and the ability to act in the interests of all shareholders. The Committee does not assign specific weight to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Company believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

         Shareholders may recommend individuals to the Nominating Committee for consideration as director candidates by submitting their names to the Nominating Committee, c/o Company's Secretary, Ariel Shenhar, at 221 Lathrop Way, Suite I, Sacramento California, 95815, together with appropriate biographical information and background materials and a statement as to whether the shareholder or group of shareholders making the recommendation has beneficially owned more than 5% of the Common Stock for at least a year as of the date such recommendation is made. Upon receipt of appropriate biographical and background material, the Committee will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

         Shareholders may also directly nominate director candidates, without any action or recommendation on the part of the Nominating Committee or the Board, by following the procedures set forth under "Shareholder Proposals".

         The function of the Compensation Committee is to review and recommend to the Board of Directors the appropriate compensation of our executive officers. The Compensation Committee currently consists of Gil Allon, Michael Benoff, and Yigal Berman. The Compensation Committee held five (5) meetings during 2004.

Audit Committee Report

         Our Committee has reviewed and discussed with management of the Company and Perry-Smith LLP, the independent registered public accounting firm of the Company, the audited financial statements of the Company as of December 31, 2004 (the "Audited Financial Statements").

         The Committee has discussed with the independent auditors matters required to be discussed under Statement on Auditing Standards No. 61, has received and reviewed the written disclosures and the letters from Perry-Smith LLP required by Independence Standards Board Standard No. 1, and we have discussed with such firm its independence from the Company. We also have discussed with management of the Company and Perry-Smith LLP such other matters and received such assurances from them as we deemed appropriate.

         Management is responsible for the Company's internal controls and the financial reporting process. Perry-Smith LLP is responsible for performing an independent audit of the Company's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

         Based on the foregoing review and discussions and a review of the reports of Perry-Smith LLP with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

                                      Audit Committee

                                      Yigal Berman, Audit Committee Chair
                                      Michael Benoff, Audit Committee Member
                                      Merles Symes, Audit Committee Member

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the one-year period ended December 31, 2004, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except (1) MediVision, Gil Allon, Ariel Shenhar, Michael Benoff, filed a Form 4 in January of 2005 as the annual statement of changes in beneficial ownership for 2004 (2) MediVision was late in filing reports concerning the disposal of 550,000 shares of the Company's Common Stock and (3) Gil Allon, Ariel Shenhar, Michael Benoff and Merle Symes were late in filing reports concerning the grant to them of options to purchase 90,000, 75,000, 40,000 and 40,000 shares of the Company's Common Stock, respectively.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning the annual and long term compensation of the Company's named executive officers for services in such capacity to the Company during the Company's 2004, 2003 and 2002 fiscal years.

                           SUMMARY COMPENSATION TABLE

           NAME AND PRINCIPAL              FISCAL
                POSITION                    YEAR      SALARY ($)       BONUS ($)       OTHER ANNUAL COMPENSATION
                --------                    ----      ----------       ---------       -------------------------
  Gil Allon                                 2004      $137,754       $70,000(1)              $42,969(2)
     Chief Executive Officer                2003       132,000        53,755(3)               34,860(4)
                                            2002       122,769        39,892(5)               36,126(6)

    Ariel Shenhar                           2004      $120,000       $34,325(7)              $42,504(8)
      Vice-President, Chief Financial       2003       115,500        38,000                   8,737(9)
      Officer                               2002        48,231(10)    38,000(11)               5,528(12)


(1) Represents bonus accrued in the financial statements as of December 31, 2004 and paid in 2005.
(2) Represents $24,000 in housing expenses, $10,000 in tuition expenses for children and approximately $8,969 in automobile expenses for Mr. Allon paid by us.
(3) $44,921 of the bonus was paid by us to Mr. Allon in 2003. The balance of $8,834 was accrued in the financial statements and paid in 2004.
(4) Represents $26,123 in housing expenses paid by MediVision and charged to us and approximately $8,737 in automobile expenses for Mr. Allon paid by us.
(5) $10,000 of this amount was paid by us to Mr. Allon in 2002 and the balance was paid in 2003.
(6) Represents $25,800 in housing expenses paid by MediVision and charged to us and approximately $10,326 in automobile expenses for Mr. Allon paid by us.
(7) Represents bonus accrued in the financial statements as of December 31, 2004 and paid in 2005, of which $14,325 of the amount was charged to MediVision.
(8) Represents $24,000 in housing expenses, $10,000 in tuition expenses for children and approximately $8,504 in automobile expenses for Mr. Shenhar paid by us.
(9) Represents approximately $8,737 in automobile expenses for Mr. Shenhar paid by us.
(10)     Represents salary from July 22, 2002 through December 31, 2002.
(11)     Represents bonus accrued in the financial statements and paid in 2003.

(12) Represents approximately $5,528 in automobile expenses for Mr. Shenhar paid by us.

OPTION GRANTS IN LAST FISCAL YEAR

         As of December 31, 2004, the Company did not have any long-term incentive plans nor had it awarded any restricted stock. During the year ended December 31, 2004, the following options were granted to named executive officers:

                    OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

                                 NUMBER OF SECURITIES      % OF TOTAL OPTIONS/
                                      UNDERLYING             SARS GRANTED TO
                                     OPTIONS/SARS              EMPLOYEES IN        EXERCISE OR BASE
             NAME                     GRANTED (#)              FISCAL YEAR          PRICE ($/SHARE)    EXPIRATION DATE
             ----                     -----------              -----------          ---------------    ---------------
Gil Allon                                90,000                    13%                     $.68        October 24, 2014
   Chief Executive Officer

Ariel Shenhar                            75,000                    11%                     $.68        October 24, 2014
   Vice President,
   Chief Financial Officer


OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

         No stock options were exercised during the fiscal year ended December 31, 2004 by any named executive officers listed on the summary compensation table. The following table contains information concerning the number and value, at December 31, 2004, of options held by the named executive officers. The Company does not use SARs as compensation.

                                          NUMBER OF UNEXERCISED OPTIONS      VALUE OF UNEXERCISED IN-THE-MONEY
                                               AT FISCAL YEAR END              OPTIONS AT FISCAL YEAR END(1)

  NAME                                     EXERCISABLE     UNEXERCISABLE       EXERCISABLE        UNEXERCISABLE
  ----                                     -----------     -------------       -----------        -------------
  Gil Allon  - Chief Executive Officer        323,334(1)(3) (126,666(2)         $224,393             $63,156

-------------------------------------------------------------------------------------------------------------------
  Ariel Shenhar - Vice President,             183,333(4)      91,667(5)         $127,233             $42,992
  Chief Financial Officer
-------------------------------------------------------------------------------------------------------------------

All options had a market value of $1.10 per share at December 31, 2004.

(1)      The exercise price on all shares exercisable was $0.406 per share.
(2) The exercise price on 36,666 and 90,000 unexercisable shares was $.406 and $0.681, respectively.
(3) Includes 26,667 shares exercisable and 13,333 shares unexercisable by indirect ownership through spouse.
(4)      The exercise price on all shares exercisable was $0.406 per share.
(5) The exercise price on 16,667 and 75,000 unexercisable shares was $.406 and $0.681, respectively.

EMPLOYMENT AGREEMENTS

          The Company has entered into an employment agreement with Mr. Allon, dated December 1, 2001, for his services as Chief Executive Officer, for a term of approximately one year, which agreement may be renewed for successive one year intervals upon mutual agreement of the parties. This agreement between the parties was renewed on December 15, 2002 and was revised to provide for an indefinite term. Under the terms of the agreement, subsequently revised in April 2005, Mr. Allon is to receive an annual salary of $146,000 effective April 1, 2005 and a bonus to be determined annually by the Board of Directors based on the Company meeting certain performance goals. In addition, in April 2005 the Compensation Committee approved expatriate subsidy payments of $34,000 per year. Mr. Allon will also be eligible to participate in the Company's health and welfare insurance plans and is provided an automobile for business use.

         The Company has also entered into an employment agreement with Mr. Shenhar for his services as Chief Financial Officer, for a term of approximately one year, which commenced on July 22, 2002 and which expired on June 30, 2003. Under the terms of agreement, revised in December 2003 to provide for an indefinite term, Mr. Shenhar's salary was increased from $120,000 to $126,000 annually effective April 1, 2005, and he is to receive a bonus to be determined annually by the Board of Directors based on the Company meeting certain performance goals. In addition, in April 2005 the Compensation Committee approved expatriate subsidy payments of $34,000 per year. Mr. Shenhar was also eligible to participate in the Company's health and welfare insurance plans and was provided an automobile for business use.

         In addition, Jonathan Adereth received $36,000 for his services as Chairman of the Board and an additional $3,500 for meetings attended in 2004. Mr. Adereth was also granted a stock option to purchase 40,000 shares at an exercise price of $0.68 per share in October 2004. Starting January 2005 Jonathan Adereth, serves as a consultant to the board of directors, the Company agreed to the following in connection with his service as a consultant. (i) to pay to Mr. Adereth, a monthly retainer of $2,000, (ii) to pay to Mr. Adereth a daily fee of $500 for physical attendence in meetings, and (iii) to reimburse Mr. Adereth for reasonable expenses incurred in connection with his services as a consultant to the Board of Directors.

         Pursuant to a letter agreement executed on October 24, 2001, between Dr. Harris and the Company, and as subsequently modified by the parties, the Company agreed to the following in connection with his service as a director:
(i) to grant to Dr. Harris options to purchase up to 20,000 shares of the Company's Common Stock, at a per share exercise price not less that fair market value on the date of the grant, (ii) to pay to Dr. Harris, in four equal quarterly installments, an annual retainer in the aggregate amount of $4,000,
(iii) to pay to Dr. Harris a per meeting fee of $500 for attending non-telephonic meetings of the Board, (iv) to pay to Dr. Harris an hourly fee of $100 for attending telephonic meetings of the Board, and (v) to reimburse Dr. Harris for reasonable expenses incurred in connection with his services as a director. Dr. Harris's agreement was revised in September 2002 to provide for a quarterly payment of $1,500 for his services as a director, eliminating the payments to him for his individual attendance at telephonic and non-telephonic meetings of the Board. For his services as a director during 2004, Dr. Harris earned approximately $6,000. The above referenced options to Dr. Harris were granted in January 2002 at a per share exercise price of $.10, which price exceeded the closing price of the Company's Stock on the date of grant. In October 2004 the Board of Directors granted Dr. Harris options to purchase 20,000 shares of the Company's Common Stock, at a per share price of $0.68. Dr. Harris resigned from the Board on July 20, 2005 and serves as a Scientific Advisor to the Board of Directors.

         Pursuant to a letter agreement executed on June 25, 2004 between Mr. Benoff and the Company agreed to the following in connection with his service as a director: (i) to grant Mr. Benoff options to purchase up to 40,000 shares of the Company's Common Stock, at a per share price not less than fair market value on the date of the grant, (ii) to pay Mr. Benoff, in four equal quarterly installments, an annual retainer in the aggregate amount of $6,000 for attendance at up to 2 Board meetings per quarter, (iii) to pay to Mr. Benoff a fee of $100 per hour, not to exceed $500 per day, for attendance at meetings in excess of two Board meetings per quarter and reimbursement for related expenses. For his services as a director during 2004, Mr. Benoff earned approximately $3,600. The above referenced options were granted by the Board in October 2004 at a per share exercise price of $0.68.

         Pursuant to a letter agreement executed on July 20, 2005 between Mr. Symes and us, we agreed to the following in connection with his service as a director: (i) to grant Mr. Symes options to purchase up to 40,000 shares of our common stock, at a per share price not less than fair market value on the date of the grant vesting over a three-year period, (ii) to pay Mr. Symes, in four equal quarterly installments, an annual retainer in the aggregate amount of $6,000 for attendance at up to two Board meetings per quarter, (iii) to pay Mr. Symes a fee of $100 per hour, not to exceed $500 per day, for attendance at meetings in excess of two Board meetings per quarter and reimbursement for related expenses. The above referenced options were granted by the Board in August 2005 at a per share exercise price of $1.20.

         No standard arrangement regarding compensation of the directors has been adopted by the Board, and, except as noted above, no director has been paid any compensation by the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH EXECUTIVE OFFICERS AND DIRECTORS

         In January 2004, the Company entered into a service agreement, effective January 1, 2003 with MediStrategy Ltd. ("MS"), an Israeli company owned by Noam Allon, a former member of the Company's Board of Directors and President of MediVision. Under the terms of the agreement, MS will provide services to the Company primarily in the business development field in ophthalmology including business cooperation, mergers and acquisitions allocating new lines of business and analyzing of such, defining new product lines or business opportunities to be developed. All services provided by MS shall be performed solely by Noam Allon.

         In consideration for the services to be provided, the Company agreed to pay MS a monthly sum of $3,300 paid quarterly. In addition, MS is to be paid a yearly performance bonus of up to $20,000 upon achievement of goals under the terms of the agreement determined by MS, Noam Allon and our Chairman of the Board. As of December 31, 2004, MS earned fees in the amount of $39,600 and no bonus. $19,800 was paid in 2004. $19,800 was accrued as of December 31, 2004, and will be paid in 2005. As of September 1, 2005, the monthly sum changed from $3,300 to $4,000, and the yearly performance bonus changed from $20,000 to $10,000.

TRANSACTIONS WITH SECURITY HOLDERS

         During the period of August 2000 through July 1, 2001, we executed several promissory notes in favor of MediVision, an Israeli corporation and majority shareholder in our Company. The Short-Term Note had a maximum principal balance of $260,000 available, while the Working Capital Funding Agreement and Amendment No.1 to this agreement provided an additional funding of $2,500,000. Both Notes and the Amendment bear interest at the rate of 9.3% per annum and are secured by all of our assets. The principal amount outstanding, together with any and all accrued interest on the Working Capital Note and Amendment, was payable by August 31, 2003, except that MediVision may, at its option, at any time convert any amount of principal and interest then outstanding into shares of our common stock at a conversion price of $.80 per share on the Working Capital Note and $0.185 per share on the Amendment No.1 to the Working Capital Note. In May 2003, we entered in Amendment No. 2 to the Working Capital Funding Agreement and the Short Term Note with MediVision whereby the repayment terms on the debt were extended on all principal and interest due until January 1, 2005. As a result of cash payments and product shipments to MediVision discussed below, the principal and interest was paid during the first quarter of 2004. In June 2003, MediVision exercised its option, as stipulated in the Working Capital Funding Agreement, Amendment No. 1, to convert $1,150,000 of principal and interest at a conversion price of $0.185 per share into 6,216,216 shares of common stock.

         In March 2004, our Board of Directors approved a line of credit to MediVision of $1,000,000 at 9.3% interest for two years. In January 2005 our Board of Directors approved an additional loan advance of $150,000 for a 30 day term.

         On March 2, 2005, we entered into a Loan and Security Agreement and Promissory Note with MediVision (the "Loan Agreement") whereby we agreed to loan MediVision up to $2,000,000. The Loan Agreement incorporated the $1,150,000 previously approved by our Board of Directors. Under the terms of the agreement, interest is 7.25% per annum and is payable on February 28, 2006 along with all outstanding principal due at that date. The note was secured by 2,409,000 shares of our common stock owned by MediVision. The number of shares was based on the average closing price of shares of our stock during the period covering the last ten (10) business days of February, 2005, which average closing price was $1.11, discounted by 25%. In the event that MediVision were to sell any shares of our stock it owns during the period of the agreement, a minimum of 50% of the proceeds from such sales would be required to be paid to us to reduce the outstanding amount owed. On July 28, 2005, we and MediVision entered into an amendment to the Loan Agreement whereby MediVision repaid $1,000,000 to us, decreasing the agreed upon loan of $2,000,000 to $1,000,000 and the amount of shares securing the loan was decreased by 1,204,500 shares.

         In August 2002, our Board of Directors, at MediVision's request, authorized us to guarantee and/or provide security interests in our assets for certain of MediVision's loans with financial institutions, on the maximum aggregate amount of approximately $1,900,000. In August 2002, MediVision subordinated to the financial institutions its security position in our assets, which had been granted in consideration of loans to us from MediVision. In December 2002, our Board of Directors approved our issuance of two debentures in favor of the banks to act as security for the debt of MediVision, which debentures were secured by a first lien on all of our assets. Such debentures and lien were signed in December 2002. The purpose of both debentures was to guarantee and/or provide a security interest for certain debts and liabilities of MediVision. On July 20, 2005, we replaced the existing debentures and lien in favor of the banks that were issued by us in an aggregate amount of up to $1,900,000, with a new debenture and lien in an aggregate amount of up to $2,000,000. One of the terminated debentures was issued in favor of United Mizrahi Bank Ltd. and the other terminated debenture was issued in favor of Bank Leumi Le-Israel. In lieu of the terminated debentures, we entered into a new Secured Debenture (the "Debenture") in favor of United Mizrahi Bank Ltd., in an amount of up to $2,000,000 (plus interest, commissions and all expenses). Under the terms of the Debenture, we guarantee the payment of all of the debts and liabilities of MediVision to United Mizrahi Bank. The Debenture is secured by a first lien on all of our assets. MediVision pledged 2,345,500 shares of our common stock it owns to us in order to secure the Debenture. The number of shares securing the Debenture is comprised of the 1,204,500 shares previously securing the promissory note under the Loan Agreement to cover $1,000,000 and 1,141,000 shares of our common stock (which number was based upon the average closing price of shares of our stock during the period covering the last ten
(10) business days of February, 2005, which was $1.17, discounted by 25%) to cover the second $1,000,000. The amount owed to the financial institutions by MediVision and secured by us as of October 4, 2005 was approximately $2,000,000.

         As a result of the amendments to the Loan Agreement and the Debenture, the total number of shares securing the promissory note under the Loan
Agreement, and the Debenture, is 3,550,000 out of the 10,730,851 shares of our common stock currently owned by MediVision.

         At June 30, 2005 we had recorded a net amount due from MediVision of approximately $1,955,558 on the promissory note and approximately $28,539 net, due for products and services. On July 28, 2005, pursuant to the aforementioned Debenture signed by us, MediVision executed the amended Loan Agreement and paid back $1,000,000 of the loan from us; reducing the amount MediVision owed us on the promissory note to $955,558. On September 20, 2005, pursuant to a Common Stock Purchase Agreement, dated as of September 16, 2005, between MediVision and Meadowbrook Opportunity Fund LLC, MediVision sold 400,000 shares of our common stock to Meadowbrook Opportunity Fund LLC at a price of $1.20 per share. MediVision used $240,000 of the proceeds from this sale to repay part of the aforementioned loan to us, reducing the amount MediVision owes us on the promissory note to $715,558, plus accrued interest under the loan.

         Pursuant to a Common Stock Purchase Agreement dated as of June 1, 2004 between MediVision and S2 Partners LP, MediVision agreed to sell 550,000 shares of our common stock to S2 Partners LP at a price of $1.35 per share. On June 23, 2004, MediVision, through Nollenberger Capital Partners Inc. acting as its agent, sold an additional 500,000 shares of our common stock at a price of $1.38 per share.

         Pursuant to a Common Stock Purchase Agreement dated as of September 16, 2005 between MediVision and Meadowbrook Opportunity Fund LLC, MediVision sold 400,000 shares of our common stock to Meadowbrook Opportunity Fund LLC at a price of $1.20 per share. As a result of the foregoing transactions, as of September 23, 2005, MediVision owned approximately 70% of our outstanding common stock.

                                   PROPOSAL 2

                  RATIFICATION OF SELECTION OF PERRY-SMITH LLP
             AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC AUDITORS

         The Board of Directors has selected Perry-Smith LLP as the independent registered public auditors of the Company for the year ending December 31, 2005, subject to ratification by the Company's shareholders at the Meeting. Perry-Smith LLP has acted for the Company in such capacity since October 23, 1998. A resolution for such ratification will be submitted for consideration.

         Perry-Smith LLP has indicated to the Company that it intends to have a representative present at the Meeting who will be available to respond to appropriate questions. Such representative will have the opportunity to make a statement if he so desires. If the resolution selecting Perry-Smith LLP as independent registered public accountants is adopted by the shareholders, the Board of Directors nevertheless retains the discretion to select different auditors should it then deem it in the Company's best interests. Any such future selection need not be submitted to a vote of shareholders.

REQUIRED VOTE

         The affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote on this proposal, will be required to adopt this proposal. The Board of Directors recommends that shareholders vote FOR this proposal.

AUDIT FEES

         For the fiscal  years ended  December  31, 2004 and  December 31, 2003,
Perry-Smith LLP billed the Company $54,200 and $52,318, respectively, for services rendered for the audit of the Company's annual financial statements in its report on Form 10-KSB and the reviews of the financial statements included in its reports on Form 10-QSB filed with the SEC.

AUDIT RELATED FEES

         For the fiscal years ended December 31, 2004 and December 31, 2003, Perry-Smith LLP billed the Company $2,900 and $0, respectively, for audit related services rendered.

TAX FEES

         For the fiscal years ended December 31, 2004 and December 31, 2003, Perry-Smith LLP billed the Company $14,400 and $13,615, respectively, in connection with the preparation of tax returns and the provision of tax advice.

ALL OTHER FEES

         For the fiscal years ended December 31, 2004 and December 31, 2003, Perry-Smith LLP billed the Company $0 and $320, respectively for services related to exercising of options under the Company's Stock Option Plans.

         All of the fees described above were approved by the Company's Audit Committee.

         The Audit Committee does not currently have any pre-approval policies.

         The Board of Directors believes that the provision of non-audit services by Perry-Smith LLP does not impair the independence of the auditor.

                                   PROPOSAL 3

                            APPROVAL OF THE COMPANY'S
                             2005 STOCK OPTION PLAN

           The Company's Board of Directors considers stock options as a useful means of attracting and retaining employees, directors and consultants while providing long-term incentive for those individuals to foster the growth of the Company and tying their interests to the interests of the Company's shareholders through stock ownership and potential stock ownership.

         The Company has had in effect a 1995 Stock Option Plan (the "1995 Plan"), a 2000 Stock Option Plan (the "2000 Plan") and a 2003 Stock Option Plan (the "2003 Plan" and collectively with the 1995 Plan and 2000 Plan, the "Existing Plans"), which has enabled the Company to grant options to key employees (including directors and officers who are employees) to purchase up to an aggregate of 1,035,000, 1,500,000 and 750,000 shares, respectively, of the Company's Common Stock. No options to purchase shares of the Company's Common Stock granted under the Existing Plans have been exercised by officers and directors to date. As of September 30, 2005, options to purchase an aggregate of 970,000 shares of the Company's Common Stock are outstanding under the 1995 Plan. No more options may be granted under the 1995 plan. As of September 30, 2005, options to purchase an aggregate of 1,285,001 shares of the Company's Common Stock are outstanding, leaving 214,999 shares available for the grant of future options under the 2000 Plan and options to purchase an aggregate of 656,000 shares of the Company's Common Stock are outstanding, leaving 94,000 shares available for the grant of future options under the 2003 Plan.

         The Company has also had in effect a 1992 Stock Option Plan and a 1997 Stock Option Plan under which no further options may be granted.

         Accordingly, on August 2, 2005, the Board of Directors adopted, subject to shareholder approval at the Meeting, the Company's 2005 Stock Option Plan (the "2005 Plan").

         The following discussion of the 2005 Plan is qualified in its entirety by reference to the copy of the 2005 Plan which is attached to this Proxy Statement as Exhibit A.

PURPOSE OF THE PLAN

         The purpose of the 2005 Plan is to enable the Company to provide an incentive to employees (including directors and officers who are employees) and consultants of the Company or its present and future subsidiaries, and to offer an additional inducement in obtaining the services of such individuals.

SHARES SUBJECT TO THE PLAN AND ELIGIBILITY

         The 2005 Plan, if approved by shareholders, will authorize the grant of
(i) options (the "Options") to purchase a maximum of 750,000 shares of the Company's Common Stock, subject to adjustments described below, and (ii) restricted shares (the "Restricted Stock") of the Company, to employees and directors of, and consultants to, the Company or any of its present or future subsidiaries. The Options and Restricted Stock are collectively referred to herein as the "Awards." Upon expiration, cancellation or termination of unexercised Options, the shares of the Company's Common Stock subject to such Options will again be available for the grant of Options under the 2005 Plan.

TYPE OF OPTIONS

         Options granted under the 2005 Plan may either be incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options, which do not qualify as ISOs ("NQSOs"). ISOs, however, may only be granted to employees.

ADMINISTRATION

         The 2005 Plan is to be administered by the Board of Directors or a committee of the Company's Board of Directors consisting of two or more members of the Board. To the extent required, each member of the committee is to be a "non-employee director," within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, to the extent required to preserve a deduction under Section 162(m) of the Code, an "outside directors" within the meaning of Treas. Reg. ss.1.162-27(e)(3). Those administering the 2005 Plan are referred to as the "Administrators."

         Among other things, the Administrators are empowered to select, within the express limits contained in the 2005 Plan, the employees, consultants and directors to be granted Awards, and to determine whether an Option granted to an employee is to be an ISO or a NQSO, the number of shares of Common Stock to be subject to each Award, the exercise price of each Option or the issue price of any Restricted Stock, the term of any Award, the date each Option shall become exercisable, as well as any terms and conditions relating to the exercisability of each Option, whether to accelerate the date of exercise of any Option and to select the form of payment of the exercise price. The Administrators are also empowered to construe each Award contract between the Company and a recipient and, with the consent of the recipient, to cancel or modify an Award. The Administrators are further authorized to prescribe, amend and rescind rules and regulations relating to the 2005 Plan and make all other determinations necessary or advisable for administering the 2005 Plan.

TERMS AND CONDITIONS OF OPTIONS

         Options granted under the 2005 Plan are subject, among other things, to the following terms and conditions:

         (a) The exercise price of each Option is determined by the Administrators; provided, however, that the exercise price of an ISO may not be less than the fair market value of the Company's Common Stock on the date of grant (and 110% of such fair market value if the optionee owns, or is deemed to own, more than 10% of the voting power of the Company).

         (b) Options may be granted for terms established by the Administrators; provided, however, that the term of an Option may not exceed ten years (and five years in the case of an ISO granted to an optionee who owns, or is deemed to own, more than 10% of the voting power of the Company).

         (c) The aggregate fair market value (determined at the time of grant of the Options) of shares with respect to which ISOs may be granted to an employee which are exercisable for the first time during any calendar year may not exceed $100,000 (based on the fair market value of the Company's Common Stock on the date of grant).

         (d) The exercise price of each Option is payable in full upon the Option's exercise. Payment of the exercise price of an option may be made (i) in cash, or (ii) if the Administrators permit and such exercise would not require the Company to incur a charge against its earnings for financial accounting purposes, with previously acquired shares of Common Stock, or (iii) any combination of the foregoing.

         The Administrators may also permit payment of the exercise price of an Option through the optionee's irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

         (e) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

         (f) Except as may otherwise be provided in an option contract related to the Option, if the optionee's relationship with the Company as an employee, director or consultant is terminated for any reason other than death or disability, the Option may be exercised, to the extent exercisable on the date of termination of such relationship, at any time within three months thereafter, but in no event after the expiration of the term of the Option; provided, however, that if the relationship is terminated either for cause (as defined in the option contract) or without the consent of the Company, the Option will terminate immediately.

         (g) Except as otherwise provided in the optionee's option contract, an optionee whose relationship with the Company is terminated by reason of disability may exercise the Option, to the extent exercisable at the effective date of such termination, at any time within one year thereafter, but not after the expiration of the term of the Option.

         (h) Except as otherwise provided in the optionee's option contract, in the case of the death of an optionee while an employee, director or consultant, the optionee's legal representative or beneficiary may exercise the Option, to the extent exercisable on the date of death, at any time within one year after such death, but in no event after the expiration of the term of the Option.

         (i) The Company may withhold cash and/or, with the consent of the Administrators, shares of the Company's Common Stock having an aggregate fair market value equal to the amount which the Administrators determine is necessary to satisfy the Company's obligations to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant, vesting or exercise of an Award or the disposition of shares acquired thereunder. Alternatively, the Company may require the optionee to pay the Company such amount in cash promptly upon demand.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

         Appropriate adjustments are to be made in the number and kind of shares subject to the 2005 Plan and each outstanding Award and in the exercise prices of any outstanding Options, as well as the limitation on the number of shares that may be granted to any recipient in any calendar year, in the event of any change in the Company's Common Stock by reason of any stock dividend, split-up, reclassification, spin-off, reverse split or other combination, exchange of shares or other transaction that results in a change in the number or kind of shares of Common Stock outstanding immediately prior to such event. In the event of (a) the liquidation or dissolution of the Company, (b) sale of all or substantially all of the assets of the Company, or (c) the merger or consolidation of the Company with or into one or more other corporations or entities in which the Company is not the surviving corporation or in which the holders of securities of the Company immediately prior to such merger or consolidation cease to own securities of the surviving corporation or other entity representing at least 50% of the combined voting power entitled to vote in the election of directors of the surviving corporation or entity, the Board of Directors of the Company shall, as to outstanding Awards, either (a) make appropriate provision for any such outstanding Awards by the substitution, on an equitable basis, of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation, or (b) upon written notice to an optionee with respect to any Option, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or they will be terminated.

DURATION AND AMENDMENT OF THE 2005 PLAN

         No Option may be granted under the 2005 Plan after August 2, 2015. The Board of Directors may at any time terminate, suspend or amend the 2005 Plan; provided, however, that, without the approval of the Company's shareholders, no amendment may be made which would (a) except as a result of the anti-dilution adjustments described above, increase the maximum number of shares for which Awards may be granted under the 2005 Plan or change the maximum number of shares covered by Awards that may be granted to a recipient in any calendar year, (b) change the eligibility requirements for persons who may receive Awards under the 2005 Plan or (c) make any change for which applicable law requires shareholder approval. No termination, suspension or amendment may adversely affect the rights of an optionee with respect to an outstanding Award without the optionee's consent.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following is a general summary of certain material federal income tax consequences of the grant and exercise of options and the receipt and disposition of the restricted stock under the 2005 Plan and the sale of any underlying security. The options and restricted stock that may be awarded under the 2005 Plan are hereinafter referred to as "Awards." This description is based on current law which is subject to change, possibly with retroactive effect. This discussion does not purport to address all tax considerations relating to the issuance and exercise of any Awards, or resulting from the application of special rules to a particular Award recipient (including a recipient subject to the reporting and short-swing profit provisions under Section 16 of the Exchange Act, a recipient exercising an option with previously owned shares, or a recipient who is not an individual U.S. citizen or permanent resident), as well as applicable state, local, foreign and other tax consequences inherent in the ownership of Awards and exercise thereof and the ownership and disposition of any underlying security. An Award recipient should consult with his own tax advisors with respect to the tax consequences inherent in the ownership and exercise of Awards and the ownership and disposition of any underlying security.

INCENTIVE STOCK OPTIONS EXERCISED WITH CASH

         No taxable income will be recognized by an optionee upon the grant or exercise of an ISO. The optionee's tax basis in the shares acquired upon the exercise of an ISO with cash will be equal to the exercise price paid by the optionee for such shares.

         If the shares received upon exercise of an ISO are disposed of more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, the optionee will recognize long-term capital gain or loss on such disposition equal to the difference between the selling price and the optionee's basis in the shares, and the Company will not be entitled to a deduction. Long-term capital gain is generally subject to more favorable tax treatment than short-term capital gain or ordinary income.

         If the shares received upon the exercise of an ISO are disposed of prior to the end of the two-years-from-grant/one-year-after-transfer holding period (a "disqualifying disposition"), the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed to the optionee as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of disposition equal to such amount. Any additional gain or any loss recognized by the optionee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held.

NON-QUALIFIED STOCK OPTIONS EXERCISED WITH CASH

          No taxable income will be recognized by an optionee upon the grant of an NQSO. Upon the exercise of an NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefore will be taxed as ordinary income, and the Company will generally be entitled to a corresponding deduction. The optionee's tax basis in the shares acquired upon the exercise of such NQSO will be equal to the exercise price paid by the optionee for such shares plus the amount of ordinary income so recognized.

         Any gain or loss recognized by the optionee on a subsequent disposition of shares purchased pursuant to an NQSO will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held. The amount of such gain will be equal to the difference between the selling price and the optionee's tax basis in the shares.

ALTERNATIVE MINIMUM TAX

         In addition to the federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable only to the extent it exceeds the optionee's regular tax liability. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price is an adjustment which increases the optionee's alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on disposition of the shares for alternative minimum tax purposes. If the optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowable as a tax credit against the optionee's regular tax liability (net of other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward. An optionee holding an ISO should consult with his tax advisors concerning the applicability and effect on the optionee of the alternative minimum tax.

RESTRICTED STOCK

         Generally, the grant of restricted stock will not result in taxable income to the recipient or a deduction for the Company. The value of the restricted stock (less any amount paid by the recipient upon the grant) will be taxable to the recipient in the year in which the restrictions lapse.
Alternatively, a recipient of restricted stock may elect to treat as compensation income in the year of grant the fair market value of the restricted stock on the date of grant (less any amount paid by the recipient therefore), by making an election within 30 days after the date of grant. If such an election is made, the recipient will not be allowed to deduct at a later date the amount included as taxable income if the restricted stock is subsequently forfeited to the Company. The Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the recipient in the tax year such income is recognized.

EMPLOYMENT TAX WITHHOLDING ON COMPENSATION INCOME

         The compensation income recognized by the recipient of an Award (as described above) will be subject to federal and applicable state income and employment (social security) taxes. The Company will be responsible for withholding the applicable taxes and remitting such taxes to the respective government authorities. As the payer of such compensation, the Company will also have certain reporting obligations in connection with its duty to withhold such taxes. As provided in a separate agreement that each recipient of an Award will be required to execute, the Company reserves the right to withhold the applicable taxes from the amounts of any cash payments or the issuance of its Common Stock to each recipient. As an alternative, the Company may require Award recipients to pay to the Company in cash the amount equal to the taxes required to be withheld.

REQUIRED VOTE

         The affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, at the Meeting and entitled to vote, will be required to adopt this proposal. The Board of Directors recommends that shareholders vote FOR this proposal.

                              SHAREHOLDER PROPOSALS

         Any shareholder proposal intended to be presented at the 2006 Annual Meeting of Shareholders must be received by the Company not later than July 13, 2006 for inclusion in the Company's Proxy Statement and form of proxy card for that meeting. Notices of shareholder proposals relating to proposals to be presented at the Meeting but not included in the Company's Proxy Statement and form of proxy, will be considered untimely, and thus the Company's proxy may confer discretionary authority on the persons named in the proxy with regard to such proposals, if received after September 26, 2006.

                              FINANCIAL STATEMENTS

         The financial statements of the Company have been included as part of the Annual Report of the Company enclosed with this Proxy Statement.

                                  OTHER MATTERS

         Management does not intend to bring before the Meeting any matters other than those specifically described above, and no other matters were proposed to be presented by October 5, 2005. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their discretion on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                   By Order of the Board of Directors

                                   Ariel Shenhar

                                   Secretary

November 10, 2005

                                                                       EXHIBIT A

                           OPHTHALMIC IMAGING SYSTEMS
                             2005 STOCK OPTION PLAN

     1.   Purposes of the Plan.

          (a) This stock option plan (the "Plan") is intended to provide an incentive to employees (including directors and officers who are employees) and non-employee directors of, and consultants and advisors to, Ophthalmic Imaging Systems, a California corporation (the "Company") or any of its Subsidiaries, and to offer an additional inducement in obtaining the services of such individuals.

          (b) The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), stock options which do not qualify as ISOs ("NQSOs"), and shares of stock of the Company that may be subject to contingencies or restrictions ("Restricted Stock"). ISOs and NQSOs are collectively referred to herein as "Options," and Options and Restricted Stock are collectively referred to as "Awards." The Company makes no representation or warranty, express or implied, as to the qualification of any Option as an "incentive stock option" or any other treatment of an Award under the Code.

          (c) Capitalized terms used but not defined elsewhere herein have the meanings assigned to them in Section 18 below.

     2. Stock Subject to the Plan. Subject to the provisions of Section 11, the aggregate number of shares of the Company's Common Stock, without par value ("Common Stock"), for which Awards may be granted under the Plan shall not exceed Seven Hundred Fifty Thousand (750,000) shares. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Section 12, any shares of Common Stock subject to an Award which for any reason expires or is forfeited, canceled, or terminated unexercised or which ceases for any reason to be exercisable, shall again become available for the granting of Awards under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

     3.   Administration of the Plan.

          (a) The Plan will be administered by the Board of Directors, or by a committee (the "Committee") consisting of two or more directors appointed by the Board of Directors. Those administering the Plan shall be referred to herein as the "Administrators." Notwithstanding the foregoing, if the Company is or becomes a corporation issuing any class of common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule ("Rule 16b-3"), any Committee appointed by the Board of Directors to administer the Plan shall be comprised of two or more directors each of whom shall be a "non-employee director," within the meaning of Rule 16b-3, and an "outside director," within the meaning of Treasury Regulation Section 1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

          (b) Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to determine each person who shall be granted an Award; the type of Award to be granted, the times when an Award shall be granted; whether an Option granted to a Designee (as defined in
Section 4 below) shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each Award, and the terms on which each Award shall be exercised; the date each Award shall vest and/or become exercisable; whether an Award shall vest and/or be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of grant of any Award or the exercise of any Option hereunder (or any installment of any such Award); whether shares of Common Stock may be issued upon the exercise of an Option granted under the Plan as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price or other amount to be paid in connection with the exercise of an Option granted under the Plan; the form of payment of the exercise price; the fair market value of a share of Common Stock; the restrictions and/or contingencies, if any, imposed with respect to an Award and whether and under what conditions to waive any such restrictions and/or contingencies; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the grant of an Award or exercise of an Option granted under the Plan and, if so, whether and under what conditions to waive any such restriction and/or contingencies; whether and under what conditions to subject the grant of all or any portion of an Award, the exercise of all or any portion of an Option granted under the Plan, the vesting of an Award, or the shares acquired pursuant to the exercise of an Option granted under the Plan to the fulfillment of certain restrictions and/or contingencies as specified in the contract or other document evidencing the Award (the "Agreement"), including, without limitation, restrictions and/or contingencies relating to (i) entering into a covenant not to compete with the Company, its Parent (if any) and any of its Subsidiaries,
(ii) financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category and/or (iii) the period of continued employment with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; whether to accelerate the date on which an Award may vest or an Option may be exercised or to waive any restriction or limitation with respect to an Award; the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or any Parent to withhold taxes or other amounts; whether a Designee has a Disability; with the consent of the Designee, to cancel or modify an Award; provided, however, that the modified provision is permitted to be included in an Award granted under the Plan on the date of the modification; provided, further, however, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such Option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to construe the respective Agreements and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any Award granted under the Plan or any amendment to either which, under Rule 16b-3 or Section 162(m) of the Code, requires the approval of the Board of Directors, a committee of non-employee directors or the shareholders, in order to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or to preserve any deduction under Section 162(m) of the Code; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any Award granted under the Plan or any Agreement shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the Administrators on matters referred to in this Section 3 shall be conclusive and binding on all parties. No Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder.

          4. Eligibility. The Administrators may from time to time, consistent with the purposes of the Plan, grant Awards to (a) employees (including officers and directors who are employees) of the Company, any of its Subsidiaries or the Parent, (b) consultants to the Company, any of its Subsidiaries or the Parent,
(c) advisors to the Company, any of its Subsidiaries or the Parent, and (b) such directors of the Company who, at the time of grant, are not common law employees of the Company, as the Administrators may determine in their sole discretion (each, a "Designee"). Such Awards granted shall cover the number of shares of Common Stock that the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an Award any class of common stock of the Company (including without the limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to Awards that may be granted to any recipient under the Plan during any calendar year shall be 200,000 shares; provided further, however, that the aggregate fair market value (determined at the time any Option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such Designee during any calendar year shall not exceed One Hundred Thousand Dollars ($100,000). The One Hundred Thousand Dollar ($100,000) ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any Option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

     5. Grant of Options.

          (a)  The   Administrators  may  from  time  to  time,  in  their  sole discretion, consistent with the purposes of the Plan, grant Options to one or more Designees.

          (b) The exercise price of the shares of Common Stock under each Option shall be determined by the Administrators in their sole discretion; provided, however, that the exercise price of an ISO or any Option intended to satisfy the performance-based compensation exemption to the deduction limitation under
Section 162(m) of the Code shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided, further, however, that if, at the time an ISO is granted, the Designee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any of its Subsidiaries or the Parent, the exercise price of such ISO shall not be less than one hundred and ten percent (110%) of the fair market value of the Common Stock subject to such ISO on the date of grant.

          (c) Each Option granted pursuant to the Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such Option is granted; provided, however, that the term of each Option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the date of grant thereof, and provided further, that if, at the time an ISO is granted, the Designee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, any of its Subsidiaries or the Parent, the term of the ISO shall be for a period not exceeding five (5) years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

     6. Restricted Stock. The Administrators, in their sole discretion, may from time to time, consistent with the purposes of the Plan, grant shares of Common Stock to one or more Designees on such terms and conditions as the Administrators may determine in the applicable Agreement. The grant may require the Designee to pay such price per share therefore, if any, as the Administrators may determine in their sole discretion. The Administrators may subject such shares to such contingencies and restrictions as the Administrators may in their sole discretion determine, including, but not limited to, requirements to forfeit all or a portion of such shares back to the Company for no consideration, voting agreements and the withholding of dividends and other payments with respect to the shares. Until such time as all of the restrictions and contingencies lapse, the Administrators may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the Designee.

     7. Rules of Operation.

          (a) The fair market value of a share of Common Stock on any day shall be (i) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (ii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market ("Nasdaq"), and (A) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of the Common Stock on such day on Nasdaq, or (B) if such information is not available, the average of the highest bid and the lowest asked prices per share for the Common Stock on such day on Nasdaq, or (iii) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (i), (ii) and (iii) of this Section 7(a) are all inapplicable because the Company's Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options.

          (b) An Option granted under the Plan (or any installment thereof), to the extent then vested and exercisable, shall be exercised by giving written notice to the Company at its principal office stating which Option is being exercised, specifying the number of shares of Common Stock as to which such Option is being exercised and accompanied by payment in full of the aggregate exercise price therefore (or the amount due on exercise if the applicable Agreement permits installment payments) (i) in cash and/or by certified check,
(ii) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate fair market value, on the date of exercise, equal to the aggregate exercise price of all Awards being exercised, or (iii) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any Option until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

          (c) The Administrators may, in their sole discretion, permit payment of the exercise price of an Option granted under the Plan by delivery by the Designee of a properly executed notice, together with a copy of the Designee's irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

          (d) In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

          (e) A Designee shall not have the rights of a shareholder with respect to such shares of Common Stock to be received upon the exercise or grant of an Award until the date of issuance of a stock certificate to the Designee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any Designee using previously acquired shares of Common Stock in payment of an Option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

     8. Termination of Relationship.

          (a) Except as may otherwise be expressly provided in the applicable Agreement, any Designee whose employment, consulting or advisory relationship with the Company, its Parent and any of its Subsidiaries has terminated for any reason other than the death or Disability of the Designee may exercise any Option granted to the Designee as an employee, consultant or advisor, to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the Option would otherwise have expired; provided, however, that if the Designee's employment is terminated for Cause, such Option shall terminate immediately.

          (b) For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed ninety (90) days, or, if longer, so long as the individual's right to re-employment with the Company, any of its Subsidiaries or the Parent is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days and the individual's right to re-employment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave.

          (c) Except as may otherwise be expressly provided in the applicable Agreement, a Designee whose directorship with the Company has terminated for any reason other than the Designee's death or Disability may exercise the Options granted to the Designee as a director who was not an employee of or consultant to the Company or any of its Subsidiaries to the extent exercisable on the date of such termination, at any time within three (3) months after the date of termination, but not thereafter and in no event after the date the Option would otherwise have expired; provided, however, that if the Designee's directorship is terminated for Cause, such Option shall terminate immediately.

          (d) Except as may otherwise be expressly provided in the applicable Agreement, Options granted under this Plan to a director, officer, employee, consultant or advisor shall not be affected by any change in the status of the Designee so long as such Designee continues to be a director of the Company, or an officer or employee of, or a consultant or advisor to, the Company, any of its Subsidiaries or the Parent (regardless of having changed from one to the other or having been transferred from one entity to another).

          (e) Nothing in the Plan or in any Option granted under the Plan shall confer on any person any right to continue in the employ of or as a consultant to the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, its Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

          (f) Except as may otherwise be expressly provided in the applicable Agreement, if a Designee dies (i) while the Designee is employed by, or a consultant or advisor to, the Company, its Parent or any of its Subsidiaries
(ii) within three (3) months after the termination of the Designee's employment, consulting or advisory relationship with the Company, its Parent or any of its Subsidiaries (unless such termination was for Cause or without the consent of the Company) or (iii) within one (1) year following the termination of such employment, consulting or advisory relationship by reason of the Designee's Disability, any Options granted to the Designee as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Designee's death, by the Designee's Legal Representative, at any time within one (1) year after death, but not thereafter and in no event after the date the Option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Agreement, any Designee whose employment, consulting or advisory relationship with the Company, its Parent or any of its Subsidiaries has terminated by reason of the Designee's Disability may exercise such Options, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the Option would otherwise have expired.

          (g) Except as may otherwise be expressly provided in the applicable Agreement, if a Designee dies (i) while the Designee is a director of the Company, (ii) within three (3) months after the termination of the Designee's directorship with the Company (unless such termination was for Cause) or

(iii) within one (1) year after the termination of the Designee's directorship by reason of the Designee's Disability, the Options granted to the Designee as a director who was not an employee of, or consultant or advisor to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Designee's death, by the Designee's Legal Representative at any time within one (1) year after death, but not thereafter and in no event after the date the Option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Agreement, a Designee whose directorship with the Company has terminated by reason of Disability may exercise such Options, to the extent exercisable on the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the Option would otherwise have expired.

     9. Compliance with Securities Laws.

          (a) It is a condition to the receipt or exercise of any Award that either (i) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such grant or exercise shall be effective and current at the time of such grant or exercise, or (ii) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such grant or exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Award under the Securities Act or to keep any Registration Statement effective or current.

          (b) The Administrators may require, in their sole discretion, as a condition to the grant of an Award or the exercise of an Option granted under the Plan, that the Designee execute and deliver to the Company the Designee's representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (i) the shares of Common Stock to be issued upon the receipt of an Award or the exercise of an Option granted under the Plan are being acquired by the Designee for the Designee's own account, for investment only and not with a view to the resale or distribution thereof, and (ii) any subsequent resale or distribution of shares of Common Stock by such Designee will be made only pursuant to (A) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (B) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Designee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

          (c) In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to any Award on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an Award or the issuance of shares of Common Stock upon exercise of an Award, such Award may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators. The Company shall deliver to the optionees any information (including financial information) required to be delivered pursuant to any applicable laws.

     10. Award Agreements. Each Award shall be evidenced by an appropriate Agreement, which shall be duly executed by the Company and the Designee. Such Agreement shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each Award and Agreement need not be identical.

     11. Adjustments upon Changes in Common Stock.

          (a) Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding Award, and the exercise price of each Award, and the maximum number of shares subject to each Award that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to Options without payment therefore. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 11 if such adjustment (i) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such Award), or
(ii) would be considered as the adoption of a new plan requiring shareholder approval.

          (b) Except as may otherwise be expressly provided in an applicable Agreement, in the event of (i) a liquidation or dissolution of the Company, or
(ii) any transaction (or series of related transactions) that is approved by a majority of the members of the Company's Board of Directors who were elected by shareholders prior to the first such transaction (including, without limitation, a merger, consolidation, sale of stock by the Company or its shareholders, tender offer or sale of assets) and in which either (A) the voting power (in the election of directors generally) of the Company's voting securities outstanding immediately prior to such transaction(s) ceases to represent more than fifty percent (50%) of the combined voting power (in the election of directors generally) of the Company or such surviving entity outstanding immediately after such transaction(s), or (B) all or substantially all of the Company's assets are sold to an unaffiliated third party, the Board of Directors of the Company, or the board of directors of any corporation or other legal entity assuming the obligations of the Company, shall, as to outstanding Options, either (x) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized entity which will be issuable in respect of the shares of Common Stock of the Company, provided that no additional benefits shall be conferred upon optionees as a result of such substitution, and the excess of the aggregate fair market value of the shares subject to the Options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to the Options immediately before such substitution over the purchase price thereof, or (y) upon written notice to the optionees, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, accelerate the exercise dates of outstanding Options.

     12. Amendments and Termination of the Plan. The Plan was adopted by the Board of Directors on August 2, 2005. No Award may be granted under the Plan after August 2, 2015. The Board of Directors, without further approval of the Company's shareholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent shareholder approval, which would (a) except as contemplated in Section 10, increase the maximum number of shares of Common Stock for which any Awards may be granted under the Plan, (b) change the eligibility requirements for individuals entitled to receive Awards hereunder, or (c) make any change for which applicable law or any governmental agency or regulatory body requires shareholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of a Designee under any Award granted under the Plan without such Designee's consent. The power of the Administrators to construe and administer any Award granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

     13. Non-Transferability. Except as may otherwise be expressly provided in the applicable Agreement, no Award granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and Options may be exercised, during the lifetime of the Designee, only by the Designee or the Designee's Legal Representatives. Except as may otherwise be expressly provided in the applicable Agreement, an Award, to the extent not vested, shall not be transferable otherwise than by will or the laws or descent and distribution. Except to the extent provided above, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

     14. Withholding Taxes. The Company, its Subsidiary or the Parent, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Agreement or otherwise), shares of Common Stock to be issued under an Award or a combination of cash and shares, having an aggregate fair market value equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or the Parent to withhold federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an Option, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Designee to pay to the Company such amount, in cash, promptly upon demand.

     15. Legends; Payment of Expenses.

          (a) The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon the grant or exercise of an Award and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (ii) implement the provisions of the Plan or any agreement between the Company and the Designee with respect to such shares of Common Stock, or (iii) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

          (b) The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon grant of an Award or exercise of an Option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

     16. Use of Proceeds; Unfunded Plan. The cash proceeds to be received upon the grant of an Award or the exercise of an Option granted under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion. The Company shall not be required to segregate any assets, nor shall the Plan be construed as providing for such segregation, nor shall the Board of Directors or the Committee, if designated, be deemed to be a trustee of any cash or assets in connection with the Plan. Any liability of the Company to any Designee or any beneficiary thereof shall be based solely upon any contractual obligations that may be created by the Plan and an Agreement, and no such obligation shall be secured by any pledge or other encumbrance on the property of the Company, any Subsidiary or the Parent.

     17. Substitutions and Assumptions of Awards of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the shareholders, substitute new Awards hereunder for prior awards of a Constituent Corporation or assume the prior options or restricted stock of such Constituent Corporation.

     18. Definitions.

          (a) "Cause," in connection with the termination of a Designee, shall mean (i) "cause," as such term (or any similar term, such as "with cause") is defined in any employment, consulting or other applicable agreement for services between the Company and such Designee, or (ii) in the absence of such an agreement, "cause" as such term is defined in the Agreement executed by the Company and such Designee, or (iii) in the absence of both of the foregoing, (A) indictment of such Designee for any illegal conduct, (B) failure of such Designee to adequately perform any of the Designee's duties and responsibilities in any capacity held with the Company, any of its Subsidiaries or any Parent (other than any such failure resulting solely from such Designee's physical or mental incapacity), (C) the commission of any act or failure to act by such Designee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any violation by such Designee of any Company rule or policy, or (E) any violation by such Designee of the requirements of such Agreement, any other contract or agreement between the Company and such Designee or this Plan (as in effect from time to time); in each case, with respect to subsections (A) through (E), as determined by the Board of Directors.

          (b) "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the Option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

          (c) "Disability" shall mean permanent and total disability within the meaning of Section 22(e)(3) of the Code.

          (d) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated Designee with respect to an Award granted under the Plan.

          (e) "Parent" shall mean any "parent corporation" within the meaning of
Section 424(e) of the Code.

          (f) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code

PROXY                     OPHTHALMIC IMAGING SYSTEMS                       PROXY

               ANNUAL MEETING OF SHAREHOLDERS - DECEMBER 12, 2005
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints, as proxies for the undersigned, Gil Allon and Ariel Shenhar and each of them individually, with full power of substitution, to vote all shares of Common Stock of the undersigned in Ophthalmic Imaging Systems (the "Company") at the Annual Meeting of Shareholders of the Company to be held at the principal executive offices of the Company, 221 Lathrop Way, Suite I, Sacramento, California, 95815 on Monday, December 12, 2005, at 10:30 a.m., local time (the receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned), or at any adjournments thereof, upon the matters described in the Notice of Meeting and Proxy Statement and upon such other business as may properly come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.

                  Each properly executed proxy will be voted in accordance with the specifications made on the reverse side hereof. If no specifications are made, the shares represented by this proxy will be voted "FOR" the listed nominees and "FOR" the listed proposals.

Please mark boxes |X| in blue or black ink.

1.        Election of Directors:

          (INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE
           A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

          FOR ALL NOMINEES |_|                         WITHHOLD AUTHORITY |_|
          (except as marked to the contrary below)     To vote for all nominees

          (Gil Allon, Ariel Shenhar, Merle Symes,  Michael Benoff, Yigal Berman)



2. Ratify the selection of Perry-Smith LLP as the Company's independent registered public auditors for the fiscal year ending December 31, 2005.

              FOR |_|                   AGAINST |_|                ABSTAIN |_|

3.        Approval of 2005 Stock Option Plan.

              FOR |_|                   AGAINST |_|                ABSTAIN |_|

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

         NOTE: PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS SET FORTH HEREON. IF SIGNED AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE INDICATE THE CAPACITY IN WHICH YOU ARE ACTING. PROXIES BY CORPORATIONS SHOULD BE SIGNED BY A DULY AUTHORIZED OFFICER AND SHOULD BEAR THE CORPORATE SEAL.

                                       Dated__________________________, 2005


                                       ------------------------------------
                                       Signature of Shareholder

                                       ------------------------------------
                                       Print Name(s)

Please sign and return the proxy promptly in the enclosed envelope.